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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)   December 18, 1997
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                           Laurel Capital Group, Inc.
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            Pennsylvania                                    25-1717451
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    (STATE OR OTHER JURISDICTION                          (IRS EMPLOYER
          OF INCORPORATION)                             IDENTIFICATION NO.)


    2724 Harts Run Road, Allison Park, Pennsylvania            15101
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


   Registrant's telephone number, including area code (412) 487-7404

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGE SINCE LAST REPORT)
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ITEM 5. OTHER EVENTS


     On December 18, 1997 the Board of Directors of Laurel Capital Group, Inc. (the "Company") declared a three-for-two stock split of the Company's common stock payable on January 16, 1998 to stockholders of record on January 2, 1998. As a result of the stock split, the Company's outstanding shares will increase by approximately 50% to 2,172,138 shares before cash in lieu of fractional shares. The press release filed as Exhibit 99 hereto is incorporated herein by reference thereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Not applicable
        (b)  Not applicable.
        (c)  EXHIBITS

             The following exhibit is filed as part of this Form 8-K:
             Exhibit 99 Press Release dated December 19, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                           LAUREL CAPITAL GROUP, INC.



                                      By:  /s/ EDWIN R. MAUS
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                                           Edwin R. Maus
                                           President and Chief Executive Officer